UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 21, 2012 (Date of earliest event reported: March 8, 2012)

EPL Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400 New Orleans, Louisiana		70170
(Address of principal executive offices)		(Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Item 2.02 Results of Operations and Financial Condition.

On March 9, 2012, Energy Partners, Ltd. (“EPL” or the “Company”) filed a Current Report on Form 8-K reporting the issuance on March 8, 2012 of a press release announcing financial and operational results for the quarter and year ended December 31, 2011. A copy of the press release issued by the Company was attached as Exhibit 99.1 but it did not contain the Consolidated Statements of Operations, which had been included in the press release published on the Company’s website and released to news wire services on March 8, 2012. The Company is filing this Amendment No. 1 to replace Exhibit 99.1 of the original Form 8-K filed on March 9, 2012. However, the press release published on the Company’s website and released to news wire services on March 8, 2012, remains correct.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release dated March 8, 2012 announcing results for the quarter and year ended December 31, 2011.

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2012

EPL Oil & Gas, Inc.

By:	/s/ David P. Cedro
David P. Cedro Senior Vice President, Chief Accounting Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated March 8, 2012 announcing results for the quarter and year ended December 31, 2011.

*	Furnished herewith